Exhibit 99.1

PRESS RELEASE

Mellanox Technologies, Ltd.

Press/Media Contact

Ashley Paula

Waggener Edstrom

+1-415-547-7024

apaula@waggeneredstrom.com

USA Investor Contact

Gwyn Lauber

Mellanox Technologies

+1-408-916-0012

gwyn@mellanox.com

Israel Investor Contact

Nava Ladin

Gelbart Kahana Investor Relations

+972-3-6074717

nava@gk-biz.com

Mellanox Technologies, Ltd. Completes Acquisition of IPtronics A/S

High-speed analog transceiver technology completes optical interconnect portfolio and enables next-generation, end-to-end 100Gb/s interconnect solutions

SUNNYVALE, CA and YOKNEAM, ISRAEL — July 1, 2013 — Mellanox® Technologies, Ltd. (NASDAQ: MLNX; TASE: MLNX), a leading supplier of end-to-end interconnect solutions for servers and storage systems, today announced that it completed the acquisition of privately held IPtronics A/S, a leader in optical interconnect component design for digital communications, at a total cash purchase price of $47.5 million, subject to certain working capital and other adjustments.

The transaction enhances Mellanox’s ability to deliver complete end-to-end optical interconnect solutions at 100Gb/s and beyond, and is expected to increase Mellanox’s competiveness and position as a leading provider of high-performance, end-to-end interconnect solutions for servers and storage systems.

IPtronics’ current location in Roskilde, Denmark, will serve as Mellanox’s first R&D center in Europe. Mellanox expects to expand its customer support presence within Europe from this location.

“Our acquisition of IPtronics further solidifies our strategy to provide full end-to-end solutions for the server and storage interconnect. Together, we expect to continue to offer faster interconnect solutions at 100Gb/s and beyond, with higher density and lower power at a lower cost,” said Eyal Waldman, president and CEO of Mellanox Technologies. “I look forward to the opportunities this union brings.  We welcome the IPtronics employees into the Mellanox family and their expected contribution to Mellanox’s continued growth.”

As a result of the transaction, IPtronics A/S will operate as a wholly-owned indirect subsidiary of Mellanox Technologies, Ltd.

About Mellanox

Mellanox Technologies is a leading supplier of end-to-end InfiniBand and Ethernet interconnect solutions and services for servers and storage. Mellanox interconnect solutions increase data center efficiency by providing the highest throughput and lowest latency, delivering data faster to applications and unlocking system performance capability. Mellanox offers a choice of fast interconnect products: adapters, switches, software, cables and silicon that accelerate application runtime and maximize business results for a wide range of markets including high performance computing, enterprise data centers, Web 2.0, cloud, storage and financial services. More information is available at www.mellanox.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs and certain assumptions made by us, all of which are subject to change.

Forward-looking statements can often be identified by words such as “projects,” “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions and variations or negatives of these words.  These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the challenges and costs of integrating, restructuring and achieving anticipated annualized cost synergies; the ability to retain key employees;  the impact of the transaction discussed herein on the Company’s actual financial results; negative customer reaction to the acquisition; market adoption of the combined company’s solutions; the continued growth in demand for high-performance, scientific, database, voice, video and cloud applications; the continued growth in demand for our products; the continued, increased demand for industry standards-based technology; our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs or develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our OEM partners; our ability to effectively compete in our industry; fluctuations in demand; sales cycles and prices for our products and services; our success converting design wins to revenue-generating product shipments; and our ability to protect our intellectual property rights.

Lastly and furthermore, current uncertainty in the global economic environment poses a risk to the overall economy as businesses may defer purchases in response to tighter credit conditions, changing overall demand for our products and negative financial news. Consequently, our results could differ materially from our prior results due to these general economic and market conditions, political events and other risks and uncertainties described more fully in our documents filed with or furnished to the SEC.

More information about the risks, uncertainties and assumptions that may impact us is set forth in our Form 10-K filed with the SEC on February 25, 2013 and Form 10-Q filed with the SEC on May 3, 2013, including “Risk Factors”.  All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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Mellanox, ConnectX, Virtual Protocol Interconnect and Voltaire are registered trademarks of Mellanox Technologies, Ltd. Connect-IB, Mellanox Federal Systems, MetroX, MLNX-OS, are trademarks of Mellanox Technologies, Ltd. IPtronics is a trademark of IPtronics A/S.  All other trademarks are property of their respective owners.